                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                      Distribution Date: 4/16/01

Section 5.2 - Supplement                                       Class A         Class B       Collateral               Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00            0.00           0.00                    0.00

(ii)   Monthly Interest Distributed                          2,336,250.00      136,149.60     181,006.60            2,653,406.20
       Deficiency Amounts                                            0.00            0.00                                   0.00
       Additional Interest                                           0.00            0.00                                   0.00
       Accrued and Unpaid Interest                                                                  0.00                    0.00

(iii)  Collections of Principal Receivables                 65,661,692.06    3,730,751.43   5,223,115.67           74,615,559.16

(iv)   Collections of Finance Charge Receivables             7,421,235.02      421,658.08     590,328.51            8,433,221.61

(v)    Aggregate Amount of Principal Receivables                                                               20,391,036,206.55

                                       Investor Interest   450,000,000.00   25,568,000.00  35,795,636.36          511,363,636.36
                                       Adjusted Interest   450,000,000.00   25,568,000.00  35,795,636.36          511,363,636.36

                                              Series
       Floating Investor Percentage            2.51%               88.00%           5.00%           7.00%                100.00%
       Fixed Investor Percentage               2.51%               88.00%           5.00%           7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                  Current                                                                                                 95.34%
                  30 to 59 days                                                                                            1.39%
                  60 to 89 days                                                                                            1.03%
                  90 or more days                                                                                          2.25%
                                                                                                               -----------------
                                                          Total Receivables                                              100.00%

(vii)  Investor Default Amount                               2,451,624.75      139,295.87     195,016.60            2,785,937.21

(viii) Investor Charge-Offs                                          0.00            0.00           0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00           0.00

(x)    Servicing Fee                                           375,000.00       21,306.67      29,829.70              426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                     13.25%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)        450,000,000.00   25,568,000.00  35,795,636.36          511,363,636.36

(xiv)  LIBOR                                                                                                            5.16375%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment Proceeds                                                                                0.00

(xx)   Principal Investment Funding Shortfall                                                                               0.00

(xxi)  Available Funds                                       7,046,235.02      400,351.42     560,498.81            8,007,085.25

(xxii) Certificate Rate                                          6.23000%        6.39000%       5.68875%


         By:
                    ------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4
                                                      Distribution Date: 4/16/01

Section 5.2 - Supplement                                       Class A         Class B       Collateral               Total
--------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00             0.00           0.00                    0.00

(ii)    Monthly Interest Distributed                                0.00             0.00     164,321.87              164,321.87
        Deficiency Amounts                                          0.00             0.00                                   0.00
        Additional Interest                                         0.00             0.00                                   0.00
        Accrued and Unpaid Interest                                                                 0.00                    0.00

(iii)   Collections of Principal Receivables               43,774,461.37     3,126,663.86   5,211,328.78           52,112,454.01

(iv)    Collections of Finance Charge Receivables           4,947,490.01       353,382.72     588,996.33            5,889,869.06

(v)     Aggregate Amount of Principal Receivables                                                              20,391,036,206.55

                                       Investor Interest  300,000,000.00    21,428,000.00  35,714,857.14          357,142,857.14
                                       Adjusted Interest  300,000,000.00    21,428,000.00  35,714,857.14          357,142,857.14

                                              Series
        Floating Investor Percentage           1.75%              84.00%            6.00%          10.00%                100.00%
        Fixed Investor Percentage              1.75%              84.00%            6.00%          10.00%                100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                                95.34%
                   30 to 59 days                                                                                           1.39%
                   60 to 89 days                                                                                           1.03%
                   90 or more days                                                                                         2.25%
                                                                                                                  --------------
                                                               Total Receivables                                         100.00%

(vii)   Investor Default Amount                             1,634,416.50       116,740.92     194,576.51            1,945,733.93

(viii)  Investor Charge-Offs                                        0.00             0.00           0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00           0.00

(x)     Servicing Fee                                         250,000.00        17,856.67      29,762.38              297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                    13.27%

(xii)   Reallocated Monthly Principal                                                0.00           0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      300,000,000.00    21,428,000.00  35,714,857.14          357,142,857.14

(xiv)   LIBOR                                                                                                           5.34500%

(xv)    Principal Funding Account Balance                                                                                   0.00

(xvi)   Interest Funding Account Balance                    1,293,833.33        94,414.15                           1,388,247.48

(xvii)  Accumulation Shortfall                                                                                              0.00

(xviii) Principal Funding Investment Proceeds                                                                               0.00

(xix)   Interest Funding Account Investment Proceeds                                                                    5,496.45

(xx)    Principal Investment Funding Shortfall                                                                              0.00

(xxi)   Available Funds                                     4,702,620.04       335,892.47     559,233.95            5,597,746.46

(xxii)  Certificate Rate                                        5.54500%         5.66500%       5.57500%


        By:
                   --------------------------------------------
        Name:      Patricia M. Garvey
        Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2
                                                      Distribution Date: 4/16/01

Section 5.2 - Supplement                                       Class A         Class B       Collateral               Total
--------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                0.00            0.00           0.00                    0.00

(ii)    Monthly Interest Distributed                         2,740,833.33      160,416.67     229,979.17            3,131,229.17
        Deficiency Amounts                                           0.00            0.00                                   0.00
        Additional Interest                                          0.00            0.00                                   0.00
        Accrued and Unpaid Interest                                                                 0.00                    0.00

(iii)   Collections of Principal Receivables                80,253,179.18    4,559,839.73   6,383,775.62           91,196,794.53

(iv)    Collections of Finance Charge Receivables            9,070,398.35      515,363.54     721,508.96           10,307,270.86

(v)     Aggregate Amount of Principal Receivables                                                              20,391,036,206.55

                                       Investor Interest   550,000,000.00   31,250,000.00  43,750,000.00          625,000,000.00
                                       Adjusted Interest   550,000,000.00   31,250,000.00  43,750,000.00          625,000,000.00

                                             Series
        Floating Investor Percentage         3.07%                88.00%            5.00%          7.00%                  100.00%
        Fixed Investor Percentage            3.07%                88.00%            5.00%          7.00%                  100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                                 95.34%
                   30 to 59 days                                                                                            1.39%
                   60 to 89 days                                                                                            1.03%
                   90 or more days                                                                                          2.25%
                                                                                                                     ------------
                                                          Total Receivables                                               100.00%

(vii)   Investor Default Amount                              2,996,430.25      170,251.72     238,352.41            3,405,034.37

(viii)  Investor Charge-Offs                                         0.00            0.00           0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00           0.00

(x)     Servicing Fee                                          458,333.33       26,041.67      36,458.33              520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                    13.25%

(xii)   Reallocated Monthly Principal                                                0.00           0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00  43,750,000.00          625,000,000.00

(xiv)   LIBOR                                                                                                           5.16375%

(xv)    Principal Funding Account Balance                                                                                   0.00

(xvii)  Accumulation Shortfall                                                                                              0.00

(xviii) Principal Funding Investment Proceeds                                                                               0.00

(xx)    Principal Investment Funding Shortfall                                                                              0.00

(xxi)   Available Funds                                      8,612,065.02      489,321.88     685,050.63            9,786,437.52

(xxii)  Certificate Rate                                         5.98000%        6.16000%       5.91375%




         By:
                    ---------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3
                                                      Distribution Date: 4/16/01

Section 5.2 - Supplement                                       Class A         Class B       Collateral               Total
--------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                0.00            0.00           0.00                    0.00

(ii)    Monthly Interest Distributed                         2,434,132.89      141,813.47     172,273.80            2,748,220.16
        Deficiency Amounts                                           0.00            0.00                                   0.00
        Additional Interest                                          0.00            0.00                                   0.00
        Accrued and Unpaid Interest                                                                 0.00                    0.00

(iii)   Collections of Principal Receivables                60,114,446.40    3,415,575.31   4,781,986.49           68,312,008.19

(iv)    Collections of Finance Charge Receivables            6,794,272.59      386,036.15     540,471.08            7,720,779.82

(v)     Aggregate Amount of Principal Receivables                                                              20,391,036,206.55

                                       Investor Interest   411,983,000.00   23,408,000.00  32,772,440.86          468,163,440.86
                                       Adjusted Interest   411,983,000.00   23,408,000.00  32,772,440.86          468,163,440.86

                                             Series
        Floating Investor Percentage         2.30%                 88.00%           5.00%          7.00%                 100.00%
        Fixed Investor Percentage            2.30%                 88.00%           5.00%          7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                                95.34%
                   30 to 59 days                                                                                           1.39%
                   60 to 89 days                                                                                           1.03%
                   90 or more days                                                                                         2.25%
                                                                                                                   --------------
                                                            Total Receivables                                            100.00%

(vii)   Investor Default Amount                              2,244,506.04      127,528.07      178,546.06           2,550,580.17

(viii)  Investor Charge-Offs                                         0.00            0.00            0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)     Servicing Fee                                          343,319.17       19,506.67       27,310.37             390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                    13.25%

(xii)   Reallocated Monthly Principal                                                0.00            0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)       411,983,000.00   23,408,000.00   32,772,440.86         468,163,440.86

(xiv)   LIBOR                                                                                                           5.16375%

(xv)    Principal Funding Account Balance                                                                                   0.00

(xvii)  Accumulation Shortfall                                                                                              0.00

(xviii) Principal Funding Investment Proceeds                                                                               0.00

(xx)    Principal Investment Funding Shortfall                                                                              0.00

(xxi)   Available Funds                                      6,450,953.42      366,529.49      513,160.71           7,330,643.62

(xxii)  Certificate Rate                                         7.09000%        7.27000%        5.91375%




        By:
                   ---------------------------------------------------
        Name:      Patricia M. Garvey
        Title:     Vice President